SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
June 19, 2006
Date of Report (date of earliest event reported)
ALTIRIS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-49793	87-0616516

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
588 West 400 South
Lindon, Utah 84042
(Address of principal executive offices)
(801) 805-2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On June 19, 2006, Altiris, Inc. (“Registrant”) and Canopy Properties, Inc. (“Landlord”) entered into the Ninth Amendment (the “Lease Amendment”), to the Lease Agreement dated December 31, 2001, as amended (the “Lease”), effective as of April 25, 2006. Pursuant to the Lease Amendment, the Registrant will continue to rent office space at 588 West 400 South, Lindon, Utah, which serves as the Registrant’s corporate headquarters.
     Pursuant to the Lease Amendment, the Registrant and the Landlord have agreed to extend the term of the Lease until December 31, 2013.
     According to the terms of the Lease Amendment, effective June 1, 2006, the Registrant agreed to lease an additional 4,686 square feet located at 588 West 400 South, Lindon, Utah at a rate of $94,048 annually, subject to operating expenses and adjustments as set forth in the Lease. In addition, pursuant to the Lease Amendment, effective January 1, 2007, the Registrant agreed to lease a total of approximately 88,124 square feet at 588 West 400 South, Lindon, Utah, which represents all of the available rental space at 588 West 400 South, Lindon, Utah, at a rate of $1,894,666 annually, subject to a 2% compounded fixed annual increase for each following year and subject to operating expenses and adjustments as set forth in the Lease.
     The Lease Amendment provides the Registrant with the option to rent additional office space from the Landlord during the years 2007 through 2009 pursuant to the terms and conditions set forth in the Lease Amendment.
     The foregoing descriptions of the Lease Amendment and the Lease do not purport to be complete and are qualified in their entirety by reference to the Lease Amendment, the Lease and the amendments to the Lease, copies of which are filed herewith as exhibits and are hereby incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.
     The following exhibits are filed herewith:

Exhibit
Number	Exhibit Title

10.6A	Lease Agreement, dated December 31, 2001, between Canopy Properties, Inc. and Altiris, Inc.

10.6AB	First Amendment to Lease Agreement, dated December 31, 2001, between the Registrant and Canopy Properties, Inc., dated September 12, 2002.

10.6BB	Second Amendment to Lease Agreement, dated December 31, 2001, between the Registrant and Canopy Properties, Inc., dated March 31, 2003.

10.6CB	Third Amendment to Lease Agreement, dated December 31, 2001, between the Registrant and Canopy Properties, Inc., dated May 20, 2003.

Exhibit
Number	Exhibit Title

10.6DC	Fourth Amendment to Lease Agreement, dated December 31, 2001, between the Registrant and Canopy Properties, Inc., dated November 1, 2003.

10.6ED	Fifth Amendment to Lease Agreement, dated December 31, 2001, between the Registrant and Canopy Properties, Inc., dated January 23, 2004.

10.6FE	Sixth Amendment to Lease Agreement, dated December 31, 2001, between the Registrant and Canopy Properties, Inc., dated May 5, 2004.

10.6GE	Letter from Canopy Properties, Inc. to the Registrant regarding the Lease Agreement, dated December 31, 2001, between the Registrant and Canopy Properties, Inc., dated May 21, 2004.

10.6HF	Seventh Amendment to Lease Agreement, dated December 3, 2001, between Registrant and Canopy Properties, Inc., dated January 14, 2005.

10.6IG	Eighth Amendment to Lease Agreement, dated December 3, 2001, between Registrant and Canopy Properties, Inc., dated December 14, 2006.

10.6J	Ninth Amendment to Lease Agreement dated December 3, 2001, between the Registrant and Canopy Properties, Inc., effective as of April 25, 2006.

A	Incorporated by reference to Exhibit 10.6 filed with the registrant’s Registration Statement on Form S-1 (File No. 333-83352), which the Commission declared effective on May 22, 2002.

B	Incorporated by reference to exhibits of the same number filed with the registrant’s Quarterly Report on Form 10-Q (File No. 000-49793) on July 31, 2003.

C	Incorporated by reference to the exhibit of the same number filed with the registrant’s Annual Report on Form 10-K (File No. 000-49793) on March 15, 2004.

D	Incorporated by reference to the exhibit of the same number filed with the registrant’s Quarterly Report on Form 10-Q (File No. 000-49793) on May 10, 2004.

E	Incorporated by reference to the exhibit of the same number filed with the registrant’s Quarterly Report on Form 10-Q (File No. 000-49793) on August 9, 2004.

F	Incorporated by reference to the exhibit of the same number filed with the registrant’s Quarterly Report on Form 10-Q (File No. 000-49793) on August 11, 2005.

G	Incorporated by reference to the exhibit of the same number filed with the registrant’s Quarterly Report on Form 10-Q (File NO. 000-49793) on May 10, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIRIS, INC.
By:	/s/Gregory S. Butterfield
Gregory S. Butterfield
President and Chief Executive Officer

Dated: June 23, 2006

INDEX TO EXHIBITS

Exhibit
Number	Exhibit Title

10.6A	Lease Agreement, dated December 31, 2001, between Canopy Properties, Inc. and Altiris, Inc.

10.6AB	First Amendment to Lease Agreement, dated December 31, 2001, between the Registrant and Canopy Properties, Inc., dated September 12, 2002.

10.6BB	Second Amendment to Lease Agreement, dated December 31, 2001, between the Registrant and Canopy Properties, Inc., dated March 31, 2003.

10.6CB	Third Amendment to Lease Agreement, dated December 31, 2001, between the Registrant and Canopy Properties, Inc., dated May 20, 2003.

10.6DC	Fourth Amendment to Lease Agreement, dated December 31, 2001, between the Registrant and Canopy Properties, Inc., dated November 1, 2003.

10.6ED	Fifth Amendment to Lease Agreement, dated December 31, 2001, between the Registrant and Canopy Properties, Inc., dated January 23, 2004.

10.6FE	Sixth Amendment to Lease Agreement, dated December 31, 2001, between the Registrant and Canopy Properties, Inc., dated May 5, 2004.

10.6GE	Letter from Canopy Properties, Inc. to the Registrant regarding the Lease Agreement, dated December 31, 2001, between the Registrant and Canopy Properties, Inc., dated May 21, 2004.

10.6HF	Seventh Amendment to Lease Agreement, dated December 3, 2001, between Registrant and Canopy Properties, Inc., dated January 14, 2005.

10.6IG	Eighth Amendment to Lease Agreement, dated December 3, 2001, between Registrant and Canopy Properties, Inc., dated December 14, 2006.

10.6J	Ninth Amendment to Lease Agreement dated December 3, 2001, between the Registrant and Canopy Properties, Inc., effective as of April 25, 2006.

A	Incorporated by reference to Exhibit 10.6 filed with the registrant’s Registration Statement on Form S-1 (File No. 333-83352), which the Commission declared effective on May 22, 2002.

B	Incorporated by reference to exhibits of the same number filed with the registrant’s Quarterly Report on Form 10-Q (File No. 000-49793) on July 31, 2003.

C	Incorporated by reference to the exhibit of the same number filed with the registrant’s Annual Report on Form 10-K (File No. 000-49793) on March 15, 2004.

D	Incorporated by reference to the exhibit of the same number filed with the registrant’s Quarterly Report on Form 10-Q (File No. 000-49793) on May 10, 2004.

E	Incorporated by reference to the exhibit of the same number filed with the registrant’s Quarterly Report on Form 10-Q (File No. 000-49793) on August 9, 2004.

F	Incorporated by reference to the exhibit of the same number filed with the registrant’s Quarterly Report on Form 10-Q (File No. 000-49793) on August 11, 2005.

G	Incorporated by reference to the exhibit of the same number filed with the registrant’s Quarterly Report on Form 10-Q (File NO. 000-49793) on May 10, 2006.